Commitments and contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
Note 7:  Commitments and contingencies

On March 25, 2011, the Company was notified by the U.S. Internal Revenue Service that it had accepted the Company’s Offer in Compromise with respect to its tax liabilities relating to (i) employee tax withholding for all periods commencing with the quarter ended September 30, 2005 and continuing through September 30, 2009 and (ii) federal unemployment taxes (FUTA) for the years 2005 through 2008.  Pursuant to the Offer in Compromise, the Company has agreed to satisfy its delinquent tax liabilities by paying a total of $2,134,636 (representing the aggregate amount of tax due, without interest or penalties).  During the pendency of the IRS review of the Offer in Compromise and subsequent to its acceptance, the Company has made payments totaling $1,869,000; at September 30, 2011 a balance of $265,636 remained to be paid through December 2011.  In connection with the Offer in Compromise, the Company has agreed that any net operating losses sustained for the years ending December 31, 2010 through December 31, 2012 will not be claimed as deductions under the provisions of Section 172 of the Internal Revenue Code except to the extent that such net operating losses exceed the amount of interest and penalties abated.  The IRS acceptance of the Offer in Compromise is conditioned, among other things, on the Company filing and paying all required taxes for five tax years commencing on the date of the IRS acceptance.

Accrued payroll taxes, which include taxes, penalties and interest related to state taxing authorities, totaled approximately $687,000 as of September 30, 2011.  The Company continues to work with the various state taxing authorities to settle its remaining payroll tax obligations.

On April 21, 2010, Alexander G. Fassbender, the Company’s former Executive Vice President and Chief Technology Officer (“Fassbender”), filed a Complaint in the Fairfax County, Virginia Circuit Court alleging that his employment had been terminated in breach of his employment agreement and claiming damages in the aggregate amount of approximately $1 million, including unpaid salary, reimbursement of expenses, and other payments under his employment agreement.  On April 7, 2011, the two parties entered into a settlement agreement through which, in exchange for mutual releases, the Company agreed to pay Fassbender a total of $400,000 in monthly installments of $16,667 per month over a two-year period.  The Company issued a non-interest bearing note to Fassbender for these payments.  This amount was recorded as a component of general and administrative expense on the Company’s Consolidated Statement of Operations in the fourth quarter of 2010. In addition, Fassbender agreed to tender all outstanding stock options to the Company in exchange for an equal number of warrants.  The warrants are exercisable at an exercise price of $0.24 per share and have a five-year term.

In addition to the matters described above, the Company is involved from time to time in litigation incidental to the conduct of its business.  Judgments could be rendered or settlements entered that could adversely affect the Company’s operating results or cash flows in a particular period. The Company routinely assesses all of its litigation and threatened litigation as to the probability of ultimately incurring a liability and records its best estimate of the ultimate loss in situations where it assesses the likelihood of loss as probable.

Note 14: Commitments and contingencies

The following table summarizes the Company’s operating lease commitments on its primary facility in Worcester, MA at December 31, 2010: (in thousands)

Payments due in:	Amounts due
2011	$102
2012	104
2013	8

$214

In June 2009, the Company’s Audit Committee engaged special counsel to conduct an in-depth investigation of the federal and state employment and unemployment tax return filing and taxpaying compliance record of the Company.  Questions concerning payroll tax matters arose during the preparation of the Company’s consolidated financial statements for the year ended December 31, 2008, and the Company’s former Chief Financial Officer (“CFO”) could not produce reliable documentation supporting the Company’s status with respect to compliance with the tax return filing and taxpaying requirements.  After discovering that no payroll tax returns had been filed and that no payroll taxes had been paid to the Internal Revenue Service and state taxing authorities since the former CFO assumed his officer position in mid-2005, the special counsel’s investigation was expanded to include a forensic accounting review of the Company’s financial records by a certified public accounting firm not involved with the audit of the Company’s financial statements.

In July 2009, the special counsel presented a report to the Chairman of the Company’s Audit Committee which summarized the findings of the investigation, including the forensic accounting review.  The report confirmed that the Company had not filed any payroll tax returns or paid any payroll taxes since mid-2005 and that the Company’s former CFO had sole responsibility for performing those functions.  The report indicated that the former CFO’s representations regarding the status of the payroll tax matters were false and misleading and that he had made false accounting entries in the Company’s records to conceal the nonpayment of the payroll taxes.  A computation of the outstanding payroll tax liabilities and of statutory interest and penalties relating to the nonpayment of the payroll taxes and the non-filing of the payroll tax returns as of December 31, 2008 was included in the report.

On July 31, 2009, the Company’s Board of Directors unanimously approved a resolution that the former CFO’s employment be terminated for cause.  The former CFO resigned on August 3, 2009.

The Company accrued additional payroll taxes of approximately $1.1 million and penalties and interest of $246,000 in 2009.  These amounts are included as part of general and administrative expense on the Company’s consolidated statement of operations.  Accrued payroll taxes, which includes penalties and interest, totaled approximately $5 million as of December 31, 2009.  Management has filed all delinquent payroll tax returns.

On March 25, 2011, the Company was notified by the U.S. Internal Revenue Service that it had accepted the Company’s Offer in Compromise with respect to its tax liabilities relating to (i) employee tax withholding for all periods commencing with the quarter ended September 30, 2005 and continuing through September 30, 2009 and (ii) federal unemployment taxes (FUTA) for the years 2005 through 2008.  Pursuant to the Offer in Compromise, it has agreed to satisfy its delinquent tax liabilities by paying a total of $2,134,636 (representing the aggregate amount of tax due, without interest or penalties).  During the pendency of the IRS review of the Offer in Compromise the Company has made interim payments totaling $1,335,000; a balance of $799,636 remains to be paid in monthly installments of $89,000 each through December 2011.  In connection with the Offer in Compromise, the Company has agreed that any net operating losses sustained for the years ending December 31, 2010 through December 31, 2012 will not be claimed as deductions under the provisions of Section 172 of the Internal Revenue Code except to the extent that such net operating losses exceed the amount of interest and penalties abated.  The IRS acceptance of the Offer in Compromise is conditioned, among other things, on the Company filing and paying all required taxes for five tax years commencing on the date of the IRS acceptance.

Accrued payroll taxes, which includes penalties and interest related to state taxing authorities, totaled approximately $1.5 million as of December 31, 2010.  The Company continues to work with the various state taxing authorities to settle its remaining payroll tax obligations.

In April 2010, a group representing former minority shareholders of  CASTion Corporation (“CASTion”) (“the Plaintiffs”) filed a Complaint in the Suffolk County, Massachusetts Superior Court against CASTion’s former majority shareholders (the “Defendants”) alleging claims arising out of the Defendants’ sale to the Company of their shares of capital stock and other securities of CASTion.  The Defendants threatened to file a third party complaint against the Company (and others) alleging, among other things, that the Company breached an obligation to the Defendants in not extending to the Plaintiffs an offer to purchase the CASTion securities held by them in a timely manner.

On October 20, 2010 the Company, the Plaintiffs and the Defendants entered into a settlement agreement (the “Settlement”) resolving all matters related to the Complaint.  As part of the Settlement, we agreed to pay $66,000 to the Defendants; issue 55,554 shares of our Series B Convertible Preferred Stock to the Defendants; amend the terms of our Convertible Notes with the Plaintiffs to reduce the conversion price of the Notes from $0.50 per share to $0.24 per share (which were immediately converted into Common Stock; see CASTion Minority Interest Financing section of Note 6), modify the exercise price of certain warrants held by the Plaintiffs from $0.50 per share to $0.24 per share, and issue to the Defendants additional warrants to purchase our common stock.  Total expense related to the Settlement totaled $600,000 and was recorded in general and administrative expense on the Company’s consolidated statement of operations for the year ended December 31, 2010.

On April 21, 2010, Alexander G. Fassbender, the Company’s former Executive Vice President and Chief Technology Officer, filed a Complaint in the Fairfax County, Virginia Circuit Court alleging that his employment had been terminated in breach of his employment agreement and claiming damages in the aggregate amount of approximately $1 million, including unpaid salary, reimbursement of expenses, and other payments under his employment agreement.  The two parties are currently negotiating a settlement agreement.  The Company has made provisions for all expected losses from litigation-related contingencies.

In addition to the matters described above, the Company is involved from time to time in litigation incidental to the conduct of its business.  Judgments could be rendered or settlements entered that could adversely affect the Company’s operating results or cash flows in a particular period. The Company routinely assesses all of its litigation and threatened litigation as to the probability of ultimately incurring a liability and records its best estimate of the ultimate loss in situations where it assesses the likelihood of loss as probable.  As a result of its reviews of litigation and threatened litigation, the Company recorded approximately $1 million of litigation-related expenses for the year ended December 31, 2010, of which $600,000 was paid during 2010.  These expenses are recorded as part of general and administrative expense on the Company’s Consolidated Statement of Operations for the year ended December 31, 2010, and amounts accrued are recorded as part of other current liabilities on the Company’s Consolidated Balance Sheet as of December 31, 2010.  The Company did not record any such expenses in 2009.